UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

Oak Valley Bancorp
(Exact name of Registrant as Specified in its Charter)

California	001-34142	26-2326676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 N. Third Ave.
Oakdale, CA 95361
(Address of Principal Executive Offices including Zip Code)

(209) 848-2265
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Richard A. McCarty to as President and Chief Operating Officer

On November 16, 2021, the Board of Directors (the “Board”) of Oak Valley Bancorp (the “Company”) appointed Richard A. McCarty as President and Chief Operating Officer effective on January 1, 2022. Mr. McCarty, age 50, has held his current position of Senior Executive Vice President and Chief Operating Officer since 2017. Mr. McCarty previously held the positions of Chief Administrative Officer from 2008 to 2017, and Chief Financial Officer from 2000 to 2016. The title of President is currently held by Christopher M. Courtney, President and Chief Executive Officer, whose title will change to Chief Executive Officer effective on January 1, 2022.

There are no arrangements or understandings between Mr. McCarty and any other person, pursuant to which Mr. McCarty was appointed as the President. In connection with the foregoing, no material plan, contract or arrangement between the Company and Mr. McCarty have been entered into or materially amended, and the employment agreement dated March 19, 2021 between the Company and Mr. McCarty, a copy of which is filed as exhibit 10.4 to the annual report on Form 10-K filed on March 31, 2021 and incorporated herein by reference, remains in effect.

Further information about Mr. McCarty’s appointment is contained in the press release issued by the Company, a copy of which is attached hereto as exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated November 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK VALLEY BANCORP

Date: November 19, 2021	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall Senior Vice President and Chief Financial Officer

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